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                                                                EXHIBIT 23.1
                                                                ------------


                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registrations Statements on Form S-3 (No. 333-66730, 333-57106, 333-50872,
333-47996, 333-38068, 333-33000, 333-94723, 333-64755, 333-64605, 333-59523,
333-57613, 333-51067, 333-45139, 333-37713, 333-81533, 333-25431) and in the
Registration Statements on Form S-8 (No. 333-48364, 333-38420, 333-31696,
333-93117, 333-92327, 333-11294, 333-88421 and 333-39553) of Applied Digital
Solutions, Inc. and subsidiaries of our report dated March 27, 2002.




/s/ PricewaterhouseCoopers LLP

St. Louis, Missouri
March 28, 2002